© 2017 Chart Industries, Inc. Confidential and Proprietary Chart Industries, Inc. Investor Presentation May 2017 Exhibit 99.1

© 2017 Chart Industries, Inc. Confidential and Proprietary 2 Disclosure Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “may,” “might,” “should,” “will,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “forecast,” “outlook,” “intend,” “future,” “potential” or “continue”, and other similar expressions are intended to identify forward-looking statements. All of these forward-looking statements are based on estimates and assumptions by our management as of the date of this presentation that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that could cause the Company’s actual results or circumstances to differ materially from those expressed or implied by forward-looking statements. These risks and uncertainties include, among others, the following: the cyclicality of the markets that the Company serves and the vulnerability of those markets to economic downturns; a delay, significant reduction in or loss of purchases by large customers; fluctuations in energy prices; our ability to control our costs and successfully manage our operations; our ability to achieve expected savings and productivity improvements from the consolidation of certain of our facilities and operations; a delay in the anticipated timing of LNG infrastructure build out or a delay or failure to receive orders; the potential for negative developments in the natural gas industry related to hydraulic fracturing; competition; potential future impairment of the Company’s significant goodwill and other intangibles; changes in government energy policy or the failure of expected changes in policy to materialize; variability in operating results associated with unanticipated increases in warranty returns of Company products; the modification or cancellation of orders in our backlog; loss of key employees; challenges and uncertainties associated with efforts to acquire and integrate product lines or businesses; economic downturns and deteriorating financial conditions; our ability to manage our fixed-price contract exposure; our reliance on key suppliers and potential supplier failures or defects; fluctuations or adjustments in the Company’s effective tax rate; changes in government healthcare regulations and reimbursement policies; litigation and disputes involving the Company, including product liability, contract, warranty, intellectual property, employment and environmental claims; fluctuations in foreign currency exchange and interest rates; general economic, political, business and market risks associated with the Company's international operations and transactions; technological security threats; financial distress of third parties; our ability to protect our intellectual property; the regulation of our products by the U.S. Food & Drug Administration and other governmental authorities; the pricing and availability of raw materials; the cost of compliance with environmental, health and safety laws; claims that our products or processes infringe intellectual property rights of others; additional liabilities related to taxes; deterioration of employee or labor relations; increased governmental regulation; risks associated with our indebtedness, leverage and liquidity; and volatility and fluctuations in the price of the Company’s stock. For a discussion of these and additional risks that could cause actual results to differ from those described in the forward-looking statements, see disclosure under Item 1A. “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other recent filings with the Securities and Exchange Commission, which should be reviewed carefully. Please consider the Company’s forward-looking statements in light of these risks. Any forward- looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

© 2017 Chart Industries, Inc. Confidential and Proprietary 3 #1 or #2 in all primary industries served Diversified Industry Leader $171M FY 2016 Leading Industry Positions Robust Operating Cash Flows Significant Liquidity $450M Revolving Credit Facility

© 2017 Chart Industries, Inc. Confidential and Proprietary 4 Driven By Technology Chart is a recognized global brand for the design and manufacture of highly engineered cryogenic equipment used from beginning to end in the liquid gas supply chain. You may never use the products we make, but everyone uses the products we make possible. Innovation Experience Performance We fulfill expectations with proven solutions to meet customer needs. Customers rely on our knowledge and products because we are experts in our field. Core competencies in cryogenics, gas processing and low temperature storage.

© 2017 Chart Industries, Inc. Confidential and Proprietary 5 Unique Business Portfolio Distribution & Storage (D&S) BioMedical Energy & Chemicals (E&C) Energy Industrial Healthcare Life Sciences In d u st rie s S e rv e d

© 2017 Chart Industries, Inc. Confidential and Proprietary 6 Corporate Energy & Chemicals Distribution & Storage BioMedical North America Strategically Located Operations Geographic diversification providing competitive advantage Europe Asia - Pacific

© 2017 Chart Industries, Inc. Confidential and Proprietary 7 Mission Critical Equipment Provider  Supplier of Brazed Aluminum Heat Exchangers (BAHX), Air Cooled Heat Exchangers (ACHX) and Cold Boxes  Provider of integrated systems and aftermarket services for gas processing, LNG and petrochemical applications  Technology leader for over 50 years Highly engineered equipment and systems used in the separation, liquefaction and purification of hydrocarbon and industrial gases for natural gas processing, LNG and industrial gas applications Energy & Chemicals

© 2017 Chart Industries, Inc. Confidential and Proprietary 8 $100M Backlog at 12/31/16 51% 16% 23% 10% 7% 25% 68% Industry Serving Energy Markets Globally 18% of Total Chart Sales 29% Gross Margin Region LNG Industrial Gas Natural Gas Processing/ Petrochemical United States Asia ROW Energy & Chemicals E&C FY 2016 Sales of $154.2M FY 2016 Highlights Middle East

© 2017 Chart Industries, Inc. Confidential and Proprietary 9 Leading Cryogenic Equipment Provider Designer, manufacturer and service provider of cryogenic solutions for the storage and delivery of cryogenic liquids used in industrial gas and LNG applications  Complete portfolio of cryogenic distribution and storage equipment  Leading innovator in cryogenic packaged gas and MicroBulk systems  Over 20 years of experience in LNG applications Distribution & Storage

© 2017 Chart Industries, Inc. Confidential and Proprietary 10 Diversified Product Portfolio 58% of Total Chart Sales $218M Backlog at 12/31/16 59% 22% 7% 5% 7% 53% 18% 22% 7% D&S FY 2016 Sales of $497.1M 26% Gross Margin LNG Manufacturing/ Fabrication Asia Europe ROW United States Industry Region Food/ Beverage Electronics Healthcare FY 2016 Highlights Distribution & Storage

© 2017 Chart Industries, Inc. Confidential and Proprietary 11 Innovative Solution Provider Healthcare, life science and environmental product lines built around our core competencies in cryogenics and gas processing, but with a focus on the users of cryogenic liquids and gases  End to end provider of respiratory therapy equipment  Set the standard for storage of biological materials at low temperatures  Reliable, high quality solutions for environmental market applications BioMedical

© 2017 Chart Industries, Inc. Confidential and Proprietary 12 Serving Growing Global End Markets 24% of Total Chart Sales 57% 34% 9% 41% 17% 34% 8% BioMed FY 2016 Sales of $207.8M $25M Backlog at 12/31/16 44%* Gross Margin Asia Europe ROW United States Environmental Life Sciences Healthcare Industry Region FY 2016 Highlights BioMedical * Includes 7.3% related to recovery for breaches of representations and warranties primarily related to warranty costs for certain product lines acquired in the 2012 AirSep acquisition under the related representation and warranty insurance.

© 2017 Chart Industries, Inc. Confidential and Proprietary 13 1Q 2017 Update $199.3 $209.7 1Q 2016 1Q 2017 Orders Sales $193.8 $204.1 1Q 2016 1Q 2017 5.2% Increase 5.3% Increase  Orders increased sequentially in every segment for the first time since 2Q16  Revenues in all three businesses grew over 5% year-over-year  Backlog is $348.6M, up from $342.6M in 1Q 2016  Gross Margin was $55.7M (27.3% of revenue) up from $52.7M (27.2% of revenue) in 2016 ($USD Million)

© 2017 Chart Industries, Inc. Confidential and Proprietary 14 Profitable Growth Focus  Aggressive cost reductions in down segments with global headcount down 27% from the end of 2014  Continue facility consolidation efforts to create further operating efficiencies and leverage support functions across the business  Focus on operational excellence and strategic goals for long- term growth when market returns  Invest in additional capacity at our brazed aluminum heat exchanger facility  Pursue acquisition targets in our core technologies and adjacencies

© 2017 Chart Industries, Inc. Confidential and Proprietary 15 Dynamic Global Strategy Maximize LNG Opportunity  Expand Industrial Gas Offerings Innovation Through Technology Pursue New Organic and Inorganic Growth Opportunities   

© 2017 Chart Industries, Inc. Confidential and Proprietary 16 Expand Industrial Gas Offerings Global Strategy  Focus on high pressure heat exchangers  Best-in-Industry delivery  Expand long-term customer relationships through Lifecycle service offerings  Target developing areas where growth potential is greater than regional GDP  New product offerings Distribution & Storage Energy & Chemicals

© 2017 Chart Industries, Inc. Confidential and Proprietary 17  Standardized small and midscale LNG plants  Expand our integrated system and aftermarket offerings  Capture floating liquefaction (FLNG) opportunities Maximize LNG Opportunity  Target R&D efforts on developing markets  Customer partnerships to develop joint solutions  Enhance engineering and project management capabilities to capture more systems contracts Distribution & Storage Energy & Chemicals Global Strategy

© 2017 Chart Industries, Inc. Confidential and Proprietary 18 Innovation Through Technology Eclipse 5® Portable Oxygen Concentrator Nomad Mobile Storage and Delivery System  New industrial products  Continued investment in LNG product offerings  Accelerated new product introduction  Improve portable oxygen concentrators  IPSMR® liquefaction technology  Continuous BAHX innovation and investment BioMedical Distribution & Storage Energy & Chemicals Process System Global Strategy

© 2017 Chart Industries, Inc. Confidential and Proprietary 19 $244M Cash at 3/31/2017 $450M Revolving Credit Facility Well Positioned For Continued Growth 2.51x Current Ratio* Significant Liquidity Solid Balance Sheet 26% Debt / Capital %** ** Total Debt (ST + LT Debt) / Total Capital (Common Equity + Noncontrolling Interests + Total Debt) as of 3/31/2017 * Total Current Assets / Total Current Liabilities as of 3/31/2017 Future Growth

© 2017 Chart Industries, Inc. Confidential and Proprietary 20 Why Invest In Chart?  Stable Industrial Gas business  Growing BioMedical opportunities  Long-term growth opportunities through build out of LNG  Selling to a wide range of global industries Well Diversified Business Proven Track Record Investing for Continued Growth  Strategic goals to expand current platform and increase profitability  Pursuing organic and inorganic growth opportunities  Market leadership through quality and innovation  Flexible cost structure to accommodate cyclic portions of the business  Strong cash flow generation Conclusion

© 2017 Chart Industries, Inc. Confidential and Proprietary www.ChartIndustries.com 21